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                                                                    EXHIBIT 10.8

                    RESIDENTIAL MORTGAGE FINANCING FACILITY
                          TRI-PARTY CUSTODY AGREEMENT

among Preferred Credit Corporation ("Customer"), Nikko Financial Services, Inc., on behalf of itself and its successors and assigns ("Nikko"), and Bankers Trust Company of California, N.A. ("Custodian") dated June 13, 1997. This Tri-Party Custody Agreement ("Agreement") is made and entered into as on the date written above, among Customer, Custodian and Nikko.

                             PRELIMINARY STATEMENT

With respect to the mortgage loans related to this Agreement, Nikko may, from time to time, (i) make advances or purchase assets under an agreement to resell such purchased assets to Customer (each, an "Advance") and (ii) assign all or part of its interests in the Advance to one or more investors. Customer has granted or shall hereafter grant to Nikko a security interest in and lien on certain collateral ("Collateral") as security for the performance of the obligations of Customer in connection with Advances. Nikko has also agreed to make Advances to Customer to allow Customer to originate, purchase or finance mortgage loans secured by enforceable first or second lien mortgages on real properties, which Advances may be disbursed by Customer's designated closing agent (individually or collectively, a "Closing Agent").

Customer intends, from time to time, to deliver certain items of Collateral to Custodian and Custodian is willing to hold such Collateral in custody as bailee of and as agent for Nikko, in order to perfect Nikko's security interest in and lien on such Collateral.

Certain items of Collateral constitute 1-to-4 family residential first or second lien mortgage loans intended either to secure or underlie securities or certificates issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC", GNMA, FNMA and FHLMC, each, an "Agency") or to be purchased for cash by an Agency ("Agency Mortgage Loans"), and certain items of Collateral constitute mortgage loans intended to be purchased for cash by a purchaser listed on Schedule I hereto as amended from time to time by Nikko ("Authorized Purchaser") or held for investment purposes by Customer ("Nonagency Mortgage Loans"). Agency Mortgage Loans and Nonagency Mortgage Loans are herein referred to as "Mortgage Loans".

NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

1.  APPOINTMENT OF CUSTODIAN.  Nikko hereby appoints Custodian, and Custodian
    ------------------------
hereby accepts its appointment, to act as the bailee of and agent for Nikko and its successors and assigns for the purpose of taking custody of such Collateral and the proceeds thereof or substitutions therefor. With respect to each Agency Mortgage Loan, Custodian's appointment as Nikko's bailee and agent shall terminate upon (i) Custodian's receipt of notification from Nikko that a security backed in whole or in part by such Agency Mortgage Loan has been issued by an Agency, (ii) settlement of purchase of such Agency Mortgage Loan by an Agency or (iii) notice from Nikko. With respect to each Nonagency Mortgage Loan, Custodian's appointment as Nikko's bailee and agent shall terminate upon settlement of purchase of such Nonagency Mortgage Loan by an Authorized Purchaser, repurchase of such Nonagency Mortgage Loan by Customer or upon notice from Nikko.

2.  DEPOSIT OF COLLATERAL.  Customer shall deposit with Custodian, and Custodian
    ---------------------
agrees to hold in pledge, as bailee of and as agent for Nikko and its successors and assigns, such Collateral that may be so deposited hereunder from time to time. For each item of Collateral deposited with Custodian hereunder, Customer shall submit a collateral receipt substantially in the form attached hereto ("Collateral Receipt").

3.  GNMA REQUIRED DOCUMENTS.  For each Mortgage Loan intended to be included in
    -----------------------
a GNMA pool, Customer shall deposit with Custodian the following required documents (the "GNMA Required Documents") and/or all such other documents as GNMA or Nikko may require from time to time for the issuance of the related GNMA securities, duly authorized and completed:

(a) the original note, bearing all intervening endorsements, endorsed "Pay to the order of ________, without recourse" and signed in the name of Customer by an Authorized Representative of Customer, unless otherwise specified by GNMA;

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(b)  an original assignment of mortgage or deed of trust (hereinafter referred to as assignment of mortgage or assignment) from Customer with assignee in blank, in form and substance acceptable for recording, but not recorded, unless otherwise specified by GNMA;

(c) the original of all intervening assignments of mortgage, if any, unless otherwise specified by GNMA;

(d) a completed Warehouse Lender's Release Letter, substantially in the form attached hereto ("Warehouse Lender's Release Letter"), unless such Mortgage Loans are already subject to a lien by Nikko under this Agreement;

(e) a Schedule of Subscribers and GNMA Contractual Agreement on Form HUD-11705 listing The Nikko Securities Co. International, Inc., 200 Liberty Street, 28th Floor, New York, New York 10281-1092, taxpayer number 94-1302123 ("NSI"), as the only subscriber and as the sole person who is authorized to take delivery of the related GNMA security;

(f)  a Schedule of Pooled Mortgages on Form HUD-11706;

(g) a Release of Security Interest on Form HUD-11711A, with the signature of the person authorized to sign for Nikko or Custodian on behalf of Nikko, in blank;

(h) a Certification and Agreement Regarding Security Interest on Form HUD-11711B; and

(i) a Summary of Guaranty Agreement on Form HUD-11716 (level payment), HUD-1746 (GPM or GEM) or HUD-1733 (serial notes) as appropriate.

4.   FNMA REQUIRED DOCUMENTS.  For each Mortgage Loan intended to be included in
     -----------------------
a FNMA pool, Customer shall deposit with Custodian the following required documents (the "FNMA Required Documents"), and/or all such other documents as FNMA or Nikko may require from time to time for the issuance of the related FNMA securities or the purchase by FNMA of such Mortgage Loan, duly authorized and completed:

(a) the original note, bearing all intervening endorsements, endorsed "Pay to the order of ________, without recourse" and signed in the name of Customer by an Authorized Representative of Customer, unless otherwise specified by FNMA;

(b) an original assignment of mortgage or deed of trust (hereinafter referred to as assignment of mortgage or assignment) from Customer with assignee in blank, in form and substance acceptable for recording, but not recorded, unless otherwise specified by FNMA;

(c) the original of all intervening assignments of mortgage, if any, unless otherwise specified by FNMA;

(d) a completed Warehouse Lender's Release Letter, unless such mortgage loans are already subject to a lien by Nikko under this Agreement;

(e) a Security Release Certification on Form 2004, with the signature of the person authorized to sign for Nikko, or Custodian on behalf of Nikko, in blank;

(f) a Schedule of Mortgages on Form 2005 (fixed rate), Form 2025 (ARMs, GEMs and VRMs) or other appropriate form; and

(g) either a Delivery Schedule on Form 2014 listing NSI as the only subscriber and as the sole person to which the related FNMA securities shall be delivered or, if the Mortgage Loans are to be purchased by FNMA, either (i) a Loan Schedule (Form 1068 or 1069) listing Nikko's payee code, or (ii) a bailee letter for execution by the Custodian substantially in the form attached hereto (the "Bailee Letter").

5.   FHLMC REQUIRED DOCUMENTS. For each Mortgage Loan intended to be included in
     ------------------------
a FHLMC pool, Customer shall deposit with Custodian the following required documents (the "FHLMC Required Documents"), and/or all such other documents as FHLMC or Nikko may require from time to time for either the issuance of the related FHLMC securities or the purchase by FHLMC of such Mortgage Loan, duly authorized and completed:

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(a)  the original note, bearing all intervening endorsements, endorsed "Pay to the order of ________, without recourse" and signed in the name of Customer by an Authorized Representative of Customer, unless otherwise specified by FHLMC;

(b) an original assignment of mortgage or deed of trust (hereinafter referred to as assignment of mortgage or assignment) from Customer with assignee in blank, in form and substance acceptable for recording, but not recorded, unless otherwise specified by FHLMC;

(c) the original of all intervening assignments of mortgage, if any, unless otherwise specified by FHLMC;

(d) a completed Warehouse Lender's Release Letter, unless such mortgage loans are already subject to a lien by Nikko under this Agreement;

(e) a Mortgage Loan Submission Schedule on Form 11 (fixed rate), Mortgage Submission Voucher on Form 13SF (ARM, GPM), or other appropriate form;

(f)  a Contract Delivery Summary on Form 381;

(g)  a Warehouse Lender Release of Security Interest on Form 996 listing either
     (i) NSI as the only subscriber and as the sole person to which the related FHLMC securities shall be delivered, or (ii) wire transfer instructions listing Nikko as the recipient of such funds wired, with the signature of the person authorized to sign on behalf of Nikko in blank; and

(h) either (i) a Security Settlement Information and Delivery Authorization on Form 939 listing NSI as the only subscriber and as the sole person to which the related FHLMC securities shall be delivered; (ii) a Wire Transfer Authorization for Cash Warehouse Delivery on Form 987 listing Nikko as the recipient of such funds wired; or (iii) a Bailee Letter for execution by Custodian.

6.   TABLE FUNDING REQUIRED DOCUMENTS.  For each Mortgage Loan intended to be
     --------------------------------
financed by Customer with funds provided by Nikko through Custodian (on behalf of Nikko) directly to a Closing Agent, Customer shall deposit or cause to be deposited with Custodian the following required documents (the "Table Funding Required Documents"), and all such other documents as Nikko may require from time to time, duly authorized and completed:

(a) the original note, bearing all intervening endorsements, endorsed "Pay to the order of ________ without recourse" and signed in the name of Customer or its correspondent by an Authorized Representative of Customer or its correspondent, unless otherwise specified by Nikko;

(b) an original assignment of mortgage or deed of trust (hereinafter referred to as assignment of mortgage or assignment) from Customer with assignee in blank, in form and substance acceptable for recording, but not recorded, unless otherwise specified by Nikko;

(c) the original of all intervening assignments of mortgage, if any, unless otherwise specified by Nikko;

(d) a schedule of mortgage loans in computer-readable form acceptable to Nikko and Custodian.

(e) if funds are sent by Nikko through Custodian (on behalf of Nikko) directly to a Closing Agent, a letter executed by Customer and sent to the Closing Agent which contains specific language that either (i) states that if for any reason the Mortgage Loan does not close within three (3) business days (for purposes of this Agreement, "business day" shall mean any day when
                                       ------------
     Custodian is open for business) of its receipt of funds the Closing Agent must immediately return all funds to Bankers Trust Company of California, N.A. ABA#021001033 for further credit to Nikko Financial Services, Inc. Settlement Account, Reference: (Customer) or (ii) is substantially in the
                                     --------
     form attached hereto ("Escrow Letter"), and

(f) in connection with a Mortgage Loan for which the documents set forth in Sections 6(a), (b) and (c) have not yet been deposited with Custodian (a "Wet Mortgage Loan"), on the business day immediately prior to the scheduled date of the related Advance, a fully completed closing notice for such Wet Mortgage Loan in a form acceptable to Nikko and communicated to Custodian (a "Wet Closing Notice"). The receipt of the Wet Closing Notice shall constitute a Table Funding Required Document and shall be deemed to satisfy the requirement for the deposit of the documents set forth

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     in Sections 6(a), (b) and (c) solely for purposes of the execution of the related Trust Receipt (as defined below) as of the date thereof. Notwithstanding the foregoing, Customer shall deposit with Custodian the documents set forth in Sections 6(a), (b) and (c) for such Wet Mortgage Loan within five (5) days after the date of the related Advance. If Customer does not deposit such documents with Custodian within such five day period, Custodian shall immediately notify Nikko. Upon receipt of such documents by Custodian, Custodian shall review such documents in accordance with the standards set forth in Section 9, shall promptly notify Nikko if such documents do not comply with the requirements thereof and shall indicate on its records that Custodian maintains possession of such documents for Nikko hereunder. Customer hereby represents, warrants and covenants to Nikko and Custodian that Customer and any person or entity acting on behalf of Customer that has possession of any of the documents set forth in Sections 6(a) (b) or (c) above, as applicable, for such Wet Mortgage Loan prior to the deposit thereof with Custodian will hold such documents in trust for Nikko.

7.   INTERIM REQUIRED DOCUMENTS.  For each Mortgage Loan other than one intended
     --------------------------
to be financed through Sections 3, 4, 5 and 6 hereof, Customer shall deposit with Custodian the following required documents (the "Interim Required Documents"'), and all such other documents as Nikko may require from time to time, duly authorized and completed:

(a) the original note, bearing all intervening endorsements, endorsed "Pay to the order of __________, without recourse" or as directed by and signed in the name of Customer by an Authorized Representative of Customer, unless otherwise specified by Nikko;

(b) an original assignment of mortgage or deed of trust (hereinafter referred to as assignment of mortgage or assignment) from Customer with assignee in blank, in form and substance acceptable for recording, but not recorded, unless otherwise specified by Nikko;

(c) the original of all intervening assignments of mortgage, if any, unless otherwise specified by Nikko;

(d) a completed Warehouse Lender's Release Letter, unless such mortgage loans are already subject to a lien by Nikko under this Agreement; and

(e) a schedule of mortgage loans in computer-readable form acceptable to Nikko and Custodian.

8.   ESTABLISHMENT OF THE WIRE OUT AND SETTLEMENT ACCOUNTS.  For each Mortgage
     -----------------------------------------------------
Loan intended to be financed by Customer through funds provided by Nikko through Custodian (on behalf of Nikko), Customer, Nikko and Custodian agree as follows:

(a) Custodian shall establish and maintain a deposit account (the "Wire Out Account") for and on behalf of Nikko entitled "Nikko Financial Services, Inc. Wire Out Account Reference: (Customer)." Upon request, Custodian
                                       --------
     shall provide the Closing Agent, Customer or Nikko with the federal wire reference number or bank check number for a particular payment. All related fees and expenses for such Wire Out Account shall be borne by Customer.

(b) Custodian shall establish and maintain a deposit account (the "Settlement Account") for and on behalf of Nikko entitled "Nikko Financial Services, Inc. Settlement Account Reference: (Customer)." Customer will cause all
                                         --------
     proceeds from the sale of each Mortgage Loan subject to this Agreement to be sent by the purchaser thereof directly to the Settlement Account and Customer shall provide Custodian and Nikko with (i) written notice of funds anticipated to be received by Custodian and Nikko respectively, (ii) a copy of the purchase advice, if any, relating to such Mortgage Loan received from the purchaser thereof, and (iii) a list of loan numbers to which such funds relate. If Custodian does not receive funds in the amount of the notice received under Section 8(b)(i) above, Custodian shall immediately notify Nikko. All related costs, fees and expenses for such Settlement Account shall be borne by Customer.

(c) Unless otherwise agreed, Customer will submit to Custodian and Nikko a position and settlement report (the "P&S Report") in accordance with procedures as are separately agreed to by Custodian and Nikko. Unless otherwise agreed between Customer and Custodian, with respect to the Wire Out Account, Customer will enter disbursement instructions through Custodian's wire system or bank check system. Unless otherwise directed in writing by Nikko, following receipt by Custodian of the relevant P&S Report, an executed Collateral Receipt and all applicable Required Documents, Custodian will release such wire instructions or bank checks and immediately disburse such funds provided (i) sufficient funds exist in the Wire Out Account, (ii) such instructions do not include Customer as payee,

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     (iii) if applicable, Custodian has received an executed Escrow Letter from the payee, and (iv) the payee on the Escrow Letter agrees with the payee stated on the disbursement instructions. If a conflict exists between the above instructions of Nikko and the instructions of Customer, Custodian shall follow Nikko's instructions.

(d) Custodian will immediately disburse such funds in the Settlement Account as directed in such P&S Report provided (i) sufficient funds exist in the Settlement Account and (ii) Nikko has authorized such disbursements. Notwithstanding the foregoing, if a conflict exists between the instructions of Nikko and the instructions of Customer, Custodian shall follow Nikko's instructions. Custodian shall have the right to correct such P&S Report on behalf of Customer for errors and/or omissions, which corrections shall be deemed to have been made by Customer.

9.   CERTIFICATION OF DOCUMENTATION; ELIGIBLE COLLATERAL.  (a) Custodian, upon
     ---------------------------------------------------
receipt of all of the GNMA, FNMA, FHLMC, Interim, or Table Funding Required Documents, as the case may be (collectively, the "Required Documents"), shall review the related Collateral Receipt and such Required Documents in accordance with the review and certification guidelines established by the respective Agency or Nikko (as separately agreed to by Nikko and Custodian), as the case may be, for their respective pool of Mortgage Loans to verify whether (i) all of the Required Documents are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, (iii) based on its examination of such documents, the Required Documents on their face satisfy the requirements set forth in Section 3, 4, 5, 6 or 7, as applicable, and (iv) the related Collateral Receipt has been executed by an Authorized Representative of Customer. Custodian makes no representations or warranties as to and shall not be responsible to verify (i ) the validity, legality, enforceability, sufficiency, due authority, recordability or genuineness of any Required Document or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan. Subject to the provisions set forth in Section 6 hereof with respect to Wet Mortgage Loans, Custodian shall notify Customer and Nikko in the form of an exception report of any documents that are missing, incomplete on their face or patently inconsistent. Customer shall promptly deposit such missing documents with Custodian or complete or correct the documents. When the executed Collateral Receipt and the related Required Documents have been received in full and correct form, Custodian will: (a) promptly deliver a signed trust receipt substantially in the form attached hereto ("Trust Receipt") to Nikko and its designee, (b) promptly deliver a copy of the Warehouse Lender's Release Letter if applicable to Nikko, (c) upon the written request of Customer, promptly deliver the Required Documents referred to in Sections 3(f), (g), (h) and (i), 4(e), (f) and (g), 5 (a), (b), (e), (f), (g) and (h) and 7(a)(i) and (ii) or
7(b) (as applicable) to an Agency or an Authorized Purchaser, as the case may be, (d) upon written request of Nikko, deliver either the original Required Documents or copies thereof to Nikko, and (e) promptly transmit to Nikko and/or its designee a schedule of mortgage loans underlying each Trust Receipt in computer-readable form acceptable to Nikko and Custodian. In making such verification, Custodian may rely conclusively on the Collateral Receipt completed by Customer and the Required Documents, and Custodian shall have no obligation to independently verify the correctness of Customer's certification on such Collateral Receipt or the effectiveness, sufficiency, due authorization, validity, enforceability, collectibility, recordability or adequacy of such Collateral Receipt and the Required Documents.

(b) All Mortgage Loans deposited with Custodian under a Collateral Receipt shall be deemed pledged to Nikko as Collateral. However, for purposes of preparing the Trust Receipt, unless Custodian is notified by Nikko in writing to the contrary, such Trust Receipt shall not include (i) second mortgages or (ii) Mortgage Loans originated thirty (30) days or more prior to the requested Advance Date, and such Trust Receipt shall not include, and shall deduct if previously included: (i) Mortgage Loans with respect to which any Required Documents have been returned to Customer for more than eighteen (18) days, (ii) Mortgage Loans shipped to an Authorized Purchaser for more than thirty (30) days, unless Custodian has received a confirmation from such Authorized Purchaser that it will pay for such Mortgage Loan, and (iii) Mortgage Loans subject to an Advance for more than seventy five (75) days. Custodian shall be entitled to rely upon Nikko's information with respect to the preceding exclusions. No notification by Nikko to Custodian pursuant to the preceding sentence shall be effective unless the same shall be signed by Nikko, and any such notification shall be effective only in the specific instance and for the specific purpose for which given.

10.  FURTHER OBLIGATIONS OF CUSTODIAN.  For each Mortgage Loan held by Custodian
     --------------------------------
under a Trust Receipt, Custodian shall maintain such mortgage loan data in computer-readable form as separately agreed to in the review procedures established by Nikko and Custodian and shall transmit such data electronically each evening to Nikko and/or its designee in a format as established by Nikko and Custodian.

Custodian shall immediately notify Nikko if (i) Customer fails to pay any amount due Custodian under this Agreement or otherwise, or (ii) Custodian has actual knowledge that any mortgage, pledge, lien, security interest or other charge or

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encumbrance (other than for the benefit of Nikko) has been placed on any account maintained by Customer with Custodian or on the Required Documents or that an Agency has rejected any Required Document.

Custodian shall use reasonable care and due diligence in the performance of its duties hereunder, shall hold the Required Documents in its fire rated storage vault under its exclusive custody and control in accordance with customary standards for such custody and shall maintain a fidelity bond plus document hazard insurance in amounts as will be separately disclosed to Nikko.

Custodian hereby represent and warrants to Nikko that Custodian is not controlled by, under common control with or otherwise affiliated with Customer, and covenants and agrees with Nikko that prior to any such affiliation in the future, Custodian shall promptly notify Nikko, and that this Agreement has been duly authorized, executed and delivered by Custodian and constitutes the legal, valid and binding obligation of Custodian, enforceable in accordance with its terms.

Custodian hereby agrees to recognize any security interest or lien granted by Customer to NSI.

11.  RELEASE OF REQUIRED DOCUMENTS.  (a) Customer may from time to time request
     -----------------------------
Nikko and Custodian in writing to permit the temporary withdrawal of certain Required Documents for the purpose of correction of errors therein or for permanent withdrawal. Custodian may permit the withdrawal of up to two (2) mortgage files for the purpose of correcting such Required Documents without the written consent of Nikko. Any request for permanent release, or any request for temporary release beyond the two (2) mortgage files, will require the prior written consent of Nikko and shall be in the form of the Document Request attached hereto (the "Document Request") from Customer. Customer shall be responsible for obtaining Nikko's signature on such Document Request if item 3 or 4 thereof is circled. Custodian shall execute such Document Request, shall return one (1) copy to Customer, shall forward one (1) copy to Nikko and shall retain the original. Promptly upon completion of such correction and in any event within eighteen (18) days, Customer shall return such Required Documents to Custodian. Custodian shall immediately notify Nikko if Customer has not returned such Required Documents to it within the eighteen (18) days.

(b) If Customer desires to sell Mortgage Loans to an Agency or Authorized Purchaser, Custodian shall complete the endorsements at the Customer's expense and shall forward such related Required Documents as instructed by Customer in writing to effect such securitization by, or sale to, the respective Agency or Authorized Purchaser, together with a duly executed and completed Bailee Letter. Customer shall make a reasonable effort to require such Authorized Purchaser to execute such Bailee Letter and return it to Custodian.

12.  RIGHT TO INSPECT.  Custodian shall permit (i) inspection at all reasonable
     ----------------
times during regular business hours by Nikko (or by its auditors when requested by Nikko) of the Required Documents and the records of Custodian relating to this Agreement and (ii) Nikko (or its auditors when requested by Nikko) to make copies of the Required Documents and the records of Custodian relating to this Agreement at the expense of Nikko.

13.  DELIVERY OF REQUIRED DOCUMENTS TO NIKKO.  Custodian shall promptly deliver
     ---------------------------------------
to Nikko or its designee any or all Required Documents and other items of Collateral in Custodian's custody upon Nikko's written request. Nikko shall provide Customer with a copy of any such notice delivered to Custodian. Written instructions as to the method of shipment and shipper(s) Custodian is directed to utilize in connection with the delivery of Required Documents in the performance of Custodian's duties hereunder shall be delivered by Nikko to Custodian prior to any shipment of Required Documents pursuant to the request of Nikko hereunder. Nikko will arrange for the provision of such services at its sole cost and expense (or, at Custodian's option, reimburse Custodian for all costs and expenses incurred by Custodian consistent with such instructions) and will maintain such insurance against loss or damage to the Required Documents as Customer deems appropriate.

14.  CUSTODIAN FEES.  It is understood that Custodian or its successor will
     --------------
charge such fees for its services under this Agreement as are set forth in a separate agreement between Custodian and Customer, the payment of which, together with Custodian's expenses in connection herewith, shall be solely the obligation of Customer.

15.  TERMINATION.  Custodian may terminate its obligations under this Agreement
     -----------
upon thirty (30) days' prior written notice to Customer and Nikko. In the event of such termination, Customer shall appoint a successor custodian, which shall not be affiliated with Customer and shall be subject to approval by Nikko, and Custodian shall promptly transfer to the successor custodian, as directed by Nikko, all Required Documents and other items of Collateral being held by Custodian

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

under this Agreement. If, however, a successor custodian is not appointed by Customer or Nikko within sixty (60) days, all duties and obligations of Custodian shall cease and terminate. Custodian's sole responsibility thereafter shall be to safely maintain all of the Custodian's mortgage files and to deliver the same to a successor custodian, provided, however, if Customer and Nikko have not appointed a successor custodian within thirty (30) days after the expiration of the aforementioned sixty (60) day period, Custodian shall deliver such documents to Nikko.

16.  REPRESENTATIONS BY CUSTOMER.  Customer hereby represents and warrants to
     ---------------------------
Nikko and Custodian that:

(a) The proceeds of each Mortgage Loan have been fully advanced to the obligor under the Mortgage Note or in accordance with the written directions of the obligor as contained in the obligor's loan application;

(b) Any and all funds advanced into the Wire Out Account pursuant to Customer's request in accordance with Section 8(a) shall be deemed to be an Advance to Customer;

(c) The Wire Out Account shall be used only to disburse funds for the sole purpose of funding the related Mortgage Loan or to return funds to Nikko;

(d) Except for any funds to be advanced by Nikko as contemplated by Section 6(f), all other documents and requirements to create an enforceable first or second lien mortgage, as applicable, on the related real property have been completed and duly executed with respect to each Mortgage Loan held by Custodian pursuant to this Agreement; and

(e) All Required Documents related to such Mortgage Loans withdrawn from Custodian shall be held in trust by Customer for Nikko, and Customer will not attempt to pledge, hypothecate or otherwise transfer such Mortgage Loans to any other party until the related Advance has been paid in full.

17.  NOTICES.  All written communications hereunder shall be mailed, telecopied
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or delivered to each party at its address as indicated on the signature page hereof or at such other address as shall be designated by such party in a written notice to the other parties. All notices and communications shall be effective when delivered.

18.  CONCERNING THE CUSTODIAN.  Custodian shall not be liable for any action or
     ------------------------
omission to act hereunder, except for its own negligence or wilful misconduct. In no event shall Custodian have any responsibility to ascertain or take action with respect to the Required Documents or other items of Collateral, except as expressly provided herein. Custodian may act in reliance upon any written communication of Customer and Nikko concerning the delivery of the Required Documents and other items of Collateral pursuant to this Agreement. Custodian does not assume and shall have no responsibility for, and makes no representation as to monitoring the value of the Required Documents and other items of Collateral.

19.  REPRESENTATIONS BY CUSTODIAN.  Custodian hereby represents and warrants
     ----------------------------
that it does not have, and will not assert, any security interest, lien, claim or other adverse interest against the Required Documents or any other item of Collateral. Custodian represents that it has the authority to enter into this Agreement and that this Agreement has legality, validity, binding effect and enforceability with respect to Custodian.

20.  DUTIES OF CUSTODIAN.  Custodian shall have no duties or responsibilities,
     -------------------
and shall be under no responsibility or duty with respect to the disposition of any Required Documents while such Required Documents are not in its possession, except those that are specifically set forth herein or mutually agreed to with Nikko in writing. If Custodian shall request instructions from Nikko with respect to any act, action or failure to act in connection with this Agreement, Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until Custodian shall have received written instructions from Nikko without incurring any liability therefor to Nikko, Customer or any other person.

If Custodian shall at any time receive conflicting instructions from Nikko and Customer with respect to the Required Documents and the conflict between such instructions cannot be resolved by reference to the terms of this Agreement, Custodian shall be entitled to rely on the instructions of Nikko. In the absence of bad faith, negligence or wilful misconduct on the part of Custodian, Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate, opinion or other document furnished to Custodian, reasonably believed by Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement. Custodian may rely upon the validity of documents delivered to it, without investigation as to their authenticity or legal effectiveness, and Customer will hold Custodian harmless from any claims that may arise or be asserted against Custodian because of the invalidity of any such documents or their failure to fulfill their intended purpose. Custodian shall not be responsible to Nikko or any other party for recitals, statements or warranties or representations of Customer or Nikko contained herein or in any document, or be bound to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any other agreement on the part of any party, except as may otherwise be specifically set forth herein. No provision of this Agreement shall require Custodian to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it. Custodian may consult with counsel with regard to legal questions arising out of or in connection with this Agreement and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by Custodian in good faith in accordance therewith.

Nikko hereby authorizes and directs Custodian to sign on behalf of Nikko each of the Required Documents referred to in Sections 3, 4 and 5 hereof. Without limiting the generality of the foregoing, Custodian may rely upon and shall be protected in acting in good faith upon any notice or other communication received by it and which it reasonably believes to be genuine and duly authorized with respect to all matters pertaining to this Agreement and its duties hereunder; provided, however, that nothing set forth in this section shall relieve Custodian of its obligations set forth in Section 9 of this Agreement.

21.  INDEMNIFICATION.  Customer agrees to reimburse, indemnify and hold harmless
     ---------------
Custodian, its directors, officers, employees or agents from and against any and all cost, expense, loss or other liability, including reasonable fees and expenses of counsel arising from or connected with Custodian's execution and performance of this Agreement and any review procedures and certification guidelines established by the respective Agency or Nikko ("Costs"), including but not limited to the claims of any third parties, including Nikko, except in the case of Costs resulting from negligence or wilful misconduct on the part of Custodian. To the extent Custodian is not reimbursed, indemnified or held harmless by Customer, Nikko will reimburse, indemnify and hold harmless Custodian, its directors, officers, employees and agents for Costs arising from any action or refraining from action in accordance with instructions given to Custodian by Nikko, except in the case of Costs resulting from negligence or wilful misconduct on the part of Custodian, and Customer shall reimburse Nikko for any sums so expended by Nikko. Custodian may enter into a settlement agreement with respect to any matter for which indemnity is granted pursuant to this paragraph. The foregoing indemnification shall survive any resignation of the Custodian or termination of this Agreement.

22.  AUTHORIZATIONS.  The persons whose signatures and titles appear on the
     --------------
signature page hereof ("Authorized Representatives"') are authorized, acting singly, to act for Customer, Nikko or Custodian, as the case may be, under this Agreement. From time to time, each party may supplement or amend the list of Authorized Representatives and specimen signatures by notice to the other parties, but each of the parties shall be entitled to rely conclusively on the then current list until receipt of a superseding list. Custodian may rely, and shall be protected in acting or refraining from action, upon any written instruction, notice, order, request, direction, certificate, opinion or other instrument or document believed by Custodian to be genuine and to have been signed or presented by an Authorized Representative in the case of Customer and Nikko and by the proper party or parties, in all other cases.

23.  AMENDMENTS, ETC.  Except as otherwise expressly provided herein, no
     ---------------
amendment or waiver of any provision of this Agreement nor consent to any failure to comply herewith shall in any event be effective unless the same shall be in writing and signed by all the parties hereto (provided that Nikko may modify the Required Documents and may, if applicable, specify any additional Required Documents to be delivered in connection with the Mortgage Loans by giving notice of such modification or specification to Customer and Custodian, which notice is not objected to by Customer within one (1) business day after being given), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement constitutes the entire agreement and understanding of the parties with respect to those matters and transactions contemplated by this Agreement and supersedes any prior agreement and understandings with respect to those matters and transactions. The provisions of this Agreement set forth the exclusive duties of Custodian, and no implied duties shall be read into this Agreement against Custodian. Schedule I hereto may be amended from time to time by agreement between Nikko and Customer with notice to Custodian.

24.  SEVERABILITY.  If any provision of this Agreement is declared invalid by
     ------------
any court of competent jurisdiction, such invalidity shall not affect any other provision, and this Agreement shall be enforced to the fullest extent permitted by law.

25.  BINDING EFFECT; GOVERNING LAW.  This Agreement shall be binding and inure
     -----------------------------
to the benefit of the parties hereto and their respective successors and assigns, provided, however, that neither Customer nor Custodian may assign this Agreement or any of its rights or obligations hereunder, except with the prior written consent of Nikko. Nikko may pledge or assign its security interest in or lien on certain items of Collateral held by Custodian hereunder, whereupon Nikko will act for the benefit of such assignee hereunder. This Agreement shall be construed in accordance with, and governed by the law of the State of New York, without giving effect to the conflict of law principles thereof. The parties hereto waive trial by jury. Customer, Custodian, and Nikko each irrevocably consent to the non-exclusive jurisdiction of any court of the State of New York, or in the United States District Court for the Southern District of New York in any action or proceeding arising out of or relating to this Agreement. The parties hereby submit to, and waive any objection they may have to personal jurisdiction and venue in, the courts of the State of New York and the United States District Court for the Southern District of New York, over any disputes arising out of or relating to this Agreement.

26. CONFLICTING DOCUMENTS. In the event that the written review procedures established by the respective Agency or Nikko and Custodian conflict with this Agreement, such review procedures shall prevail. Upon Custodian's actual knowledge, Custodian shall immediately notify Nikko in writing of any such conflict.

IN WITNESS WHEREOF, the parties have signed this Agreement as of the date and year first above written.

Preferred Credit Corporation, as Customer

By: /s/ Todd A. Rodriguez
   ---------------------------------------
Name: Todd A. Rodriguez
     -------------------------------------
Title: C.E.O.
      ------------------------------------
Address: 3347 Michelson Drive, Suite 400, Irvine CA 92612
Attention:
          --------------------------------
Telephone: (714) 474-0700
Facsimile: (714) 660-3872


Bankers Trust Company of California, N.A., as Custodian

By: /s/ Gary Vaughan
   --------------------------------
Name: Gary Vaughan
Title: Vice President
Address: 3 Park Plaza, 16th Floor, Irvine, CA 92614
Attention: Tri-Party Custody/Nikko
Telephone: (714) 253-7535
Facsimile: (714) 253-7577

Nikko Financial Services, Inc.

By: /s/ Roddy R. Ennico
    --------------------------------
Name:   Roddy R. Ennico
Title:  Managing Director
Address:  200 Liberty Street, 28th Floor, New York, New York 10281-1092
Attention:  Asset-Backed Finance Desk
Telephone:  (212) 416-5421
Facsimile:  (212) 416-5561

                                   SCHEDULE I

LIST OF AUTHORIZED PURCHASERS

BankAmerica
Bear Stearns Mortgage Capital, Inc.
Capstead Mortgage Corporation
Chase Mortgage Corporation
Citicorp Mortgage, Inc.
Countrywide Funding Corporation

Countrywide Home Loans
CWM Mortgage Holdings, Inc.
DLJ Mortgage Capital, Inc.
Federal National Mortgage Association
Federal Home Loan Mortgage Corporation

CS First Boston Corporation
First Nationwide
Flagstar Bank
Fleet Mortgage Corporation
Fleet Mortgage Group

GE Capital Mortgage Services, Inc.
Greenpoint Mortgage Corporation
Greenwich Capital Markets
Headland Mortgage Company
HomeSide Mortgage Corporation

Household Mortgage
Imperial Credit Industries, Inc.
Independent National Mortgage Corporation
Industrial Bank of Japan
Inland Mortgage
Marine Midland Mortgage

Mellon Mortgage Co.
Merrill Lynch Mortgage Capital, Inc.
Nationsbank Mortgage Corporation
North American Mortgage Co.
Norwest Mortgage, Inc.

PHH Mortgage Services
PNC Mortgage Securities Corporation of America
PNC Mortgage Corporation of America
Principal Residential Mortgage
Residential Funding Corporation

Resource Bancshares Mortgage
Saxon Mortgage Funding Corporation
Source One Mortgage
Standard Federal Bank

--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

--------------------------------------------

                     COLLATERAL RECEIPT  NUMBER __________

                                                         Date: ________________

AGGREGATE FACE VALUE:  $           AGGREGATE UNPAID PRINCIPAL BALANCE  $
                        ----------                                      -------
Bankers Trust Company of California, N.A.
3 Park Plaza, 16th Floor
Irvine, CA 92614

RE: Delivery of Required Documents to Custodian pursuant to the Tri-Party Custody Agreement dated June 13, 1997 (the "Custody Agreement") among Preferred Credit Corporation ("Customer"), Bankers Trust Company of California, N.A. ("Custodian") and Nikko Financial Services, Inc. (with its successors and assigns, "Nikko"). Capitalized terms not defined herein have the respective meanings assigned thereto in the Custody Agreement.

In consideration of Nikko making an Advance to finance the Mortgage Loans having an aggregate face value and unpaid principal balance as indicated above, as more fully described in a schedule attached hereto, the undersigned duly authorized officer of Customer hereby certifies, represents and warrants that:

(a) it does hereby convey, transfer, mortgage, hypothecate, pledge, grant and assign to Nikko and its successors and assigns, a first priority perfected security interest in and lien on all of Customer's right, title and interest in, under and to the properties, estates, rights and privileges, whether now existing or hereafter acquired in all documents related to such Mortgage Loans (including but not limited to mortgages, insurance policies, loan applications and appraisals) and any and all proceeds therefrom, until the Advances secured by such Mortgage Loans are repaid in full;

(b) the Required Documents with respect to such Mortgage Loans have been or are hereby submitted to Custodian pursuant to the Custody Agreement;

(c) all other documents related to such Mortgage Loans have been or will be created and held by Customer in trust for Nikko;

(d) the following statements are true and correct on the date hereof: (i) each of the representations and warranties contained in all of the documents executed by Customer related to the Advances collateralized by the Mortgage Loans identified herein are true and correct in all material respects, (ii) no Default or Event of Default has occurred and is continuing, and (iii) if applicable, Customer has delivered and validly assigned genuine and enforceable purchase commitments to The Nikko Securities Co. International, Inc., each in an aggregate amount equal to the face value of the relevant mortgage pool. At the request of Nikko, all documents related to such Mortgage Loans will be immediately delivered to Custodian, Nikko or its assigns and may be inspected or verified at any time by such parties;

(e) except for Mortgage Loans expressly identified on the attached schedule as being secured by second mortgages, each Mortgage Loan listed on Schedule I hereto is secured by a valid and enforceable "first lien" (as customarily referred to in the industry) on existing site-built residential real property; and

(f)  (check the applicable statement below:)

     __ no lien exists with respect to the Mortgage Loans listed on the attached schedule;

     __ a lien secured by Mortgage Loans listed on the attached schedule is still in effect with Nikko; or

     __ a lien secured by the Mortgage Loans identified herein is currently in
        effect and a Warehouse Lender's Release     Letter has been delivered to
        Custodian under separate cover.

Preferred Credit Corporation, as Customer

By:
   ---------------------------------------
Title:
      ------------------------------------

                       WAREHOUSE LENDER'S RELEASE LETTER

                                                    Date: _______________, 199__


Nikko Financial Services, Inc.
200 Liberty Street, 28th Floor
New York, New York 10281-1092
Attn.: Operations/Asset-Backed Finance
Facsimile: (212) 416- 5531

RE: Customer: Preferred Credit Corporation

RE:  Agency ___________   Identification/Pool # _________   Security Rate _____%
Maturity: __________


The undersigned (the "Warehouse Lender") hereby releases all right, interest or claim of any kind with respect to the mortgage loans (including all related items constituting the complete file for each such mortgage loan) constituting the mortgage pool referenced above, as may be further described in the attached schedule, such release to be effective automatically without any further action by any party, upon payment for the account of Customer of $________________ in immediately available funds to account number #_______________ at (specify Bank) for the account of ________________________________________________.


Very truly yours,


_______________________________________________, as Warehouse Lender

By:
   --------------------------------------------
Name:
     ------------------------------------------
Title:
      -----------------------------------------
Telephone:
          -------------------------------------

copy to:

Preferred Credit Corporation, as Customer

Address:
         -------------------------------------

----------------------------------------------

Attention:
           -----------------------------------

Note: The above dollar amount should be EQUAL TO or LESS THAN the amount being funded.

If no lien exists, this form must still be sent - Customer should put a slash through the form, indicate "NOT APPLICABLE" and sign.

                                 BAILEE LETTER

                                                    Date: _______________, 199__

Purchaser:
          --------------------------
Address:
         ---------------------------
Attention:
          --------------------------

Gentlemen:

Attached please find those mortgage loans listed separately on the attached schedule (the "Mortgage Loans"), which Mortgage Loans are owned by Preferred Credit Corporation ("Customer") and are being delivered to you for purchase.
The Mortgage Loans comprise a portion of the Collateral (as such term is defined in the Tri-Party Custody Agreement ("Custody Agreement"), dated June 13, 1997, as it may hereafter be amended, by and among Customer, Bankers Trust Company of California, N.A. as Custodian ("Custodian"), and Nikko Financial Services, Inc. (with its successors and assigns, "Nikko")). Each of the Mortgage Loans is subject to a security interest in favor of Nikko, which security interest shall be automatically released upon Nikko's receipt of the full amount of the purchase price of such Mortgage Loan (as set forth on the schedule attached hereto) by wire transfer to the following account maintained with Nikko:

 Bankers Trust Company of California, N.A. ABA#021001033, Account #__________ for further credit to Nikko Financial Services, Inc. Settlement Account,
 Reference: (Customer)
             --------

Pending your purchase of each Mortgage Loan and until payment therefor is received by Nikko, the aforesaid security interest therein will remain in full force and effect, and you shall hold possession of such Collateral and the documentation evidencing same as custodian, agent and bailee for and on behalf of Custodian for Nikko. In the event any Mortgage Loan is unacceptable for purchase, return the rejected item directly to the undersigned at the address set forth below. In no event shall any Mortgage Loan be returned or sales proceeds remitted to the Customer. The Mortgage Loan must be so returned or sales proceeds remitted in full no later than twenty-one (21) days from the date hereof, unless otherwise agreed by Custodian. If you are unable to comply with the above instructions, please so advise the undersigned immediately.


NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR CUSTODIAN ON BEHALF OF NIKKO ON THE TERMS DESCRIBED IN THIS LETTER. THE UNDERSIGNED REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE UNDERSIGNED AT THE FOLLOWING ADDRESS: 3 PARK PLAZA, 16TH FLOOR, IRVINE, CA 92614 ATTENTION: CUSTODY DEPARTMENT. HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.


Sincerely,                            Acknowledged and Agreed:

Bankers Trust Company of              -----------------------------------------
California, N.A.                                   as Purchaser
as Custodian for Nikko,
its successors and assigns


By:                                  By:
   --------------------------------     --------------------------------------
Name:                                Name:
     ------------------------------       ------------------------------------
Title:                               Title:
      -----------------------------         ----------------------------------

                                 ESCROW LETTER

                        ADDENDUM TO ESCROW INSTRUCTIONS
                        -------------------------------


                                                   Dated: _______________, 199__


Escrow #: ______________________________________

Customer: ______________________________________


The funds to be used for closing this transaction may be provided via wire transfer from Bankers Trust Company of California, N.A.

You are to hold the closing funds in trust for Bankers Trust Company of California, N.A. until such time as the funds are disbursed in accordance with the escrow instructions. If the loan is not funded within three (3) business days of receipt of the funds, you are to return such funds via federal funds wire to Bankers Trust Company of California, N.A. as follows:

Bankers Trust Company of California, N.A., ABA#021001033 for further credit to Account #__________________ Reference: /Nikko/(Customer)
                                                --------

Between the time the funds are received and the loan is funded you are to accept instructions regarding the use of the funds that are in conflict with the escrow instructions only in writing from Bankers Trust Company of California, N.A..

This Addendum to Escrow Instructions shall be irrevocable and can only be modified with the express written approval of Bankers Trust Company of California, N.A.



Agreed and Acknowledged:



Closing Agent: ________________________________________

By: ___________________________________________________
                           Escrow Officer

                                DOCUMENT REQUEST

To: Bankers Trust Company of California, N.A.

Request #_______________________

Re: Tri-Party Custody Agreement, among Nikko Financial Services, Inc. (with its successors and assigns, "Nikko"), Preferred Credit Corporation ("Customer") and Bankers Trust Company of California, N.A. ("Custodian"), dated June 13, 1997 (the "Custody Agreement").

In connection with the Mortgage Loans held by Custodian for Nikko, Customer hereby requests and acknowledges receipt of the Required Documents for the Mortgage Loan described below, for the reason indicated. Custodian, Nikko and Customer shall, by signature below, acknowledge such action as appropriate, and Customer certifies that it has sent a copy of this Document Request to the other parties. Customer agrees that all Required Documents received by it must be returned or sales proceeds remitted in full to Custodian no later than eighteen
(18) calendar days from the date hereof.

Mortgagor's Name, Address and Zip Code:_________________________________________

Mortgage Loan Number:  ______________________ Original Principal Amount: $______

Reason for withdrawing Required Documents (circle one):

1.   Mortgage Loan has been paid in full

2.   Mortgage Loan is being permanently withdrawn from the Collateral

3.   Mortgage Loan is in foreclosure

4.   Mortgage Loan being temporarily withdrawn for document correction (explain)

If item 1 or 2 is circled, Customer hereby certifies that the related Advance has been repaid in full and Custodian, upon determining that the related Advance has been repaid in full, shall release to Customer any and all documents in its possession relating to the specified Mortgage Loan.

If item 3 or 4 is circled, Custodian shall release the specified documents to Customer and Customer acknowledges that (a) such documents are being held by Custodian in pledge on behalf of and as agent for Nikko pursuant to the Custody Agreement and are subject to a security interest in favor of Nikko, and (b) it agrees to hold such documents as custodian, agent and bailee for and on behalf of Custodian for Nikko.

Date:                                   By:                           as Customer
     --------------------------------       -------------------------
Date:                                   By:                           as Custodian
     --------------------------------       -------------------------
Date:                                   By:                           as Nikko (if item 3 or 4 is circled)
     --------------------------------       -------------------------

Acknowledgment that documents have been released to, and received by, Customer:

Date:                                   By:                          as Customer
     --------------------------------       ------------------------

Acknowledgment that documents have been returned to Custodian:

Date:                                   By:                           as Customer
     --------------------------------       -------------------------

Date:                                   By:                           as Customer
     --------------------------------       -------------------------

                                 TRUST RECEIPT

                                             Dated: ____________________ , 199__

TRUST RECEIPT NUMBER:              ORIGINAL PRINCIPAL BALANCE: $
                     ------------                               ----------------
NIKKO CUSIP NUMBER:                UNPAID PRINCIPAL BALANCE:   $
                   --------------                               ----------------
                                      (UPB to be left blank by Custodian)
The Bank of New York
One Wall Street, 5th Floor
New York, New York 10286

Re:  Tri-Party Custody Agreement dated June 13, 1997, between Preferred Credit
   Corporation, ("Customer"), Nikko Financial Services, Inc. (with its successors and assigns, "Nikko") and Bankers Trust Company of California, N.A., ("Custodian") (the "Custody Agreement").

In accordance with the provisions of the above-referenced Custody Agreement, the undersigned, as Custodian, hereby certifies that, as to each mortgage loan described in the schedule attached hereto ("Mortgage Loan"), it has reviewed its required document files and has determined that (check the applicable item):

__ (a) it is in receipt of (i) the original note ("Note"), endorsed to Custodian or in blank, and (ii) the related original assignment of mortgage, with assignee as Custodian or in blank but otherwise in recordable form, but not recorded ("Assignment"); or

__ (b) with respect to Wet Mortgage Loans, it has received a Wet Closing Notice in accordance with the requirements of Section 6(f) of the Custody Agreement.

The undersigned as custodian, hereby further certifies that (i) such Required Documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, (ii) such Required Documents are in its possession, and
(iii) such Required Documents are being held by it for Nikko.

At any time, upon request of Nikko you may exchange this original Trust Receipt for two or more trust receipts (the "Substitute Trust Receipts") each of which will be in substantially the form of this Trust Receipt and relate to such Mortgage Loans as may be specified by Nikko.

This Trust Receipt is not negotiable. You may only transfer this Trust Receipt by an endorsement by Nikko provided that (i) this Trust Receipt is held by you, acting as custodian for Nikko or under the applicable tri-party custody agreement ("Repo Custody Agreement") in connection with the applicable Master Repurchase Agreement (the "Repurchase Agreement") and (ii) an Event of Default certificate (as defined in the Repo Custody Agreement) has been received by you, or issued by you, and then you may transfer this Trust Receipt or the appropriate Substitute Trust Receipt to the buyer under the applicable Repurchase Agreement (the "Buyer").

We will accept and act on instructions with respect to this Trust Receipt or the Mortgage Loans only upon surrender of this receipt at our office, located at 3 Park Plaza, 16th Floor, Irvine, CA 92614, Attention: Tri-Party Custody/Nikko.
If this Trust Receipt has been endorsed and is held by Buyer, we will accept and act on instructions from the endorsee only if the Event of Default certificate is executed and delivered to us stating that an Event of Default has occurred under a Repurchase Agreement relating to this Trust Receipt between Nikko and the Buyer. This Trust Receipt shall be superseded and voided by a more recently delivered Trust Receipt.

Bankers Trust Company of California, N.A., as Custodian

By:
   ---------------------------
Name:
     -------------------------
Title:
      ------------------------